SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2015, Universal Stainless & Alloy Products, Inc. (the “Company”) held its annual meeting of stockholders. Below are the voting results for each matter submitted for a vote of the Company’s stockholders at the annual meeting:

1.	Election of Directors:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Dennis M. Oates	5,939,790	415,200	374,399
Christopher L. Ayers	5,675,822	679,168	374,399
Douglas M. Dunn	5,522,840	832,150	374,399
M. David Kornblatt	5,680,047	674,943	374,399
Udi Toledano	5,946,628	408,362	374,399

2.	Advisory, non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTESTIONS	BROKER NON-VOTES
6,250,275	99,306	5,409	374,399

3.	Ratification of the appointment of Schneider Downs & Co., Inc. as the Company’s independent registered public accountants for 2015:

FOR	AGAINST	ABSTESTIONS
6,682,769	38,959	7,661

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Paul A. McGrath
Paul A. McGrath
Vice President of Administration, General Counsel and Secretary

Dated: May 15, 2015